Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 27, 2020	Dec. 29, 2019
Subsequent Events [Abstract]
Subsequent Events	17. Subsequent Events In October 2020, the Company reinvested IPO proceeds of $70 million into an investment account with PNC Bank.

21. Subsequent Events

Management has evaluated all subsequent events through March 26, 2020, the date these consolidated financial statements were available for issuance, and only with respect to the forward stock split described below, through July 22, 2020.

On February 24, 2020, the Company entered into the Fourth Amendment to the Credit facility (“Fourth Amendment Loan”) which amended or waived certain terms or conditions under the Credit Facility and increased the maximum loan amount to $17,700. In addition, the Fourth Amendment Loan increased the maximum borrowings under the equipment loan to $3,000 and extended the borrowing period for the equipment loan from October 4, 2019 through October 4, 2021.

In July 2020, the board of directors and the stockholders of the Company approved a 2.46-for-1 forward stock split of the Company’s outstanding common stock and Preferred Stock, which was effected on July 22, 2020. Stockholders entitled to fractional shares as a result of the forward stock split will receive a cash payment in lieu of receiving fractional shares. All common stock, Preferred Stock, and per share information has been retroactively adjusted to give effect to this forward stock split for all periods presented. Shares of common stock underlying outstanding stock options and other equity instruments were proportionately increased and the respective per share value and exercise prices, if applicable, were proportionately decreased in accordance with the terms of the agreements governing such securities. There were no changes in the par values of the Company’s common stock and Preferred Stock as a result of the forward stock split.